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                            BNY HAMILTON FUNDS, INC.

                        Supplement dated October 3, 2005
                                       to
    BNY Hamilton Equity Funds Prospectus -- Class A Shares and Class C Shares
                                       and
              BNY Hamilton Funds Prospectus -- Institutional Shares
                            each dated April 29, 2005

Effective October 3, 2005, the following changes have been made to the Prospectuses referenced above:

The paragraph entitled "BNY Hamilton Large Cap Growth Fund" in the section entitled "Portfolio Managers" has been revised as follows:

BNY Hamilton Large Cap Growth Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2005. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.